UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14-A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Flag Ship Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Flag Ship Acquisition Corporation

26 Broadway, Suite 934

New York, New York 10004

NOTICE OF EXTRAORDINARY GENERAL MEETING

To Be Held at 10:00 a.m. Eastern Time on [●], 2026

Dear Shareholders:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Extraordinary General Meeting”) of Flag Ship Acquisition Corporation (“Flag Ship,” “FSHP,” the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 10 a.m. Eastern Time, on [●], 2026, at 45 Broadway, 17th Floor, New York, NY 10006, or at such other time, on such other date and at such other place at which the meeting may be adjourned. The accompanying proxy statement (the “Proxy Statement”) is dated [●], 2026 and is first being mailed to shareholders of the Company on or about that date.

The sole purpose of the Extraordinary General Meeting is to:

●	consider and vote on a proposal to amend, by a special resolution, the Amended and Restated M&AA of the Company (the “Amended and Restated M&AA”) to extend the date by which the Company has to consummate a business combination up to twelve times, with each such extension being for a one-month period (each an “Extension”), from June 20, 2026 to June 20, 2027 (the “Extended Date”), by amending the Amended and Restated M&AA to delete the existing Article 36.2 thereof and replacing it with the new Article 36.2 in the form set forth in Annex A of the accompanying proxy statement (“Proposal 1” or the “Extension Proposal”); and

●	consider and vote on a proposal to approve, by ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit the further solicitation and vote of proxies if there are not sufficient votes to approve Proposal 1 at the Extraordinary General Meeting (“Proposal 2” or the “Adjournment Proposal”).

The Extension Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to carefully read each of the proposals in the accompanying proxy statement before you vote.

If the shareholders approve the Extension Proposal, the Company may, without another shareholder vote, elect to extend the time period within which the Company must consummate its initial business combination for up to twelve (12) additional one-month periods, from June 20, 2026 until June 20, 2027, by depositing the Monthly Extension Fee (as defined below) into the Company’s trust account (the “Trust Account”).

If the Extension Proposal is approved, the Company will amend its Investment Management Trust Agreement, dated as of June 17, 2024, by and between the Company and Wilmington Trust, N.A. and Vstock Transfer LLC, as amended to date (the “Trust Agreement”), to conform to the extension of the deadline to consummate an initial business combination with the amended Extension Date as set forth in the amendment to the Company’s Amended and Restated M&AA contemplated by the Extension Proposal. Pursuant to the amended Trust Agreement, in order to exercise each one-month extension (each, a “Monthly Extension”), the Company’s sponsor (the “Sponsor”) and/or its designee will deposit into the Trust Account, on or prior to the applicable deadline, the lesser of (i) $60,000 for all remaining public shares and (ii) $0.033 for each remaining public share (the “Monthly Extension Fee”). The first Monthly Extension Fee must be deposited by June 20, 2026, and each subsequent Monthly Extension Fee must be deposited by the 20th day of each succeeding month, until June 20, 2027. The amendment to the Trust Agreement will not be submitted to shareholders for approval. However, such amendment will be effected substantially concurrently with, and is conditioned upon, the effectiveness of the Extension Proposal. The amended Trust Agreement will provide that the funds held in the Trust Account will continue to be maintained for the benefit of the Company’s public shareholders until the earlier of (i) the completion of an initial business combination within the extended period and (ii) the Company’s liquidation.

The purpose of the Extension Proposal is to allow Flag Ship more time to complete an initial business combination. Currently, the Company’s Amended and Restated M&AA provides that Flag Ship has 24 months from the consummation of its initial public offering (the “IPO”) to complete a business combination, after giving effect to the exercise of all nine (9) monthly extension periods initially provided for therein. The purpose of the Extension Proposal is to allow the Company the option to further extend the time to complete a business combination by up to twelve (12) additional one-month periods, from June 20, 2026 until June 20, 2027 (the “Extended Date”). Our board of directors (the “Board”) has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination by twelve (12) additional one-month periods to the Extended Date and to correspondingly extend the date for cessation of the Company’s operations if the Company has not completed a business combination by the Extended Date.

Without approval of the Extension Proposal, the Company believes that it would not be able to complete its business combination on or before June 20, 2026. If that were to occur, the Company would be precluded from completing a business combination and would be forced to liquidate. Accordingly, the Board believes that Proposal 1 is necessary in order to be able to consummate an initial business combination.

In connection with the Extension Proposal, holders (“public shareholders”) of Flag Ship’s ordinary shares (“Public Shares”) sold in its initial public offering (“IPO”) may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Proposal (the “Election”) regardless of how such public shareholders vote in regard to the proposals presented at the Extraordinary General Meeting, or whether they were holders of Flag Ship’s ordinary shares on the record date for the Extraordinary General Meeting or acquired such shares after such date. This right of redemption is provided for and is required by Flag Ship’s Amended and Restated M&AA and Flag Ship also believes that such redemption right protects Flag Ship’s public shareholders from having to sustain their investments for an unreasonably long period if Flag Ship fails to find a suitable acquisition in the timeframe initially contemplated by its Amended and Restated M&AA. An election to redeem Public Shares can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Proposal or do not vote at all, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. If the Extension Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

WE ARE NOT ASKING YOU TO VOTE ON OUR BUSINESS COMBINATION AT THIS TIME.

If the Extension Proposal is approved and you do not elect to redeem your Public Shares now, you will retain the right to vote on the business combination when it is submitted to shareholders, and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event the business combination is approved and completed (as long as your election is made in accordance with the Amended and Restated M&AA prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated a business combination by the expiration of the Extended Date (as such may be extended). If the Extension Proposal is not approved, we may not be able to consummate our business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Proposal.

Based upon the amount in the Trust Account as of May [●], 2026, the record date, which was approximately $[●], we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Extraordinary General Meeting. The closing price of the Company’s Ordinary Shares on the record date was $[●]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public shareholder receiving approximately $[●] more than if the shareholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the Trust Account on such date. Additionally, the Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [●], 2026, TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO VSTOCK TRANSFER LLC OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

If the Extension Proposal is not approved and we do not consummate a business combination by June 20, 2026, in accordance with our Amended and Restated M&AA, or if the Extension Proposal is approved and we do not consummate a business combination by the Extended Date, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding Public Shares for the aggregate amount then on deposit in the Trust Account.

There will be no redemption rights or liquidating distributions with respect to our rights, each of which will automatically convert into one-tenth of one ordinary share upon consummation of a business combination (“rights”), which rights will expire worthless in the event of our winding up. In the event of a liquidation, holders of the Ordinary Shares issued to our Sponsor prior to the IPO (the “Founder Shares” and, together with the Public Shares, the “ordinary shares” or “shares”) will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares or the Ordinary Shares included in the Private Units (the “Private Shares”).

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates if we determine such additional time is necessary to permit the further solicitation and vote of proxies if there are not sufficient votes to approve Proposal 1 at the Extraordinary General Meeting. The Adjournment Proposal will only be presented to our shareholders in the event that we determine additional time is necessary to effectuate the Extension Proposal.

The approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of the Company’s Ordinary Shares, par value $0.001 per share, entitled to vote and which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal.

The approval of the Adjournment Proposal requires an ordinary resolution under the Amended and Restated M&AA, being a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Our Board has fixed the close of business on [●], 2026, as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our Board has determined that each of the Extension Proposal and Adjournment Proposal is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

No other business is proposed to be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your Ordinary Shares.

By Order of the Board of Directors of Flag Ship Acquisition Corporation

/s/ Matthew Chen
Matthew Chen
Chairman and Chief Executive Officer
May [●], 2026

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your Ordinary Shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at 10:00 a.m. Eastern Time on [●], 2026. This notice of extraordinary general meeting and the accompanying Proxy Statement are available at www.sec.gov.

Flag Ship Acquisition Corporation

26 Broadway, Suite 934

New York, New York 10004

EXTRAORDINARY GENERAL MEETING

To Be Held at 10:00a.m. Eastern Time, on [●], 2026

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of Flag Ship Acquisition Corporation (“Flag Ship,” the “Company,” “we,” “FSHP,” “us” or “our”), a Cayman Islands exempted company, will be held at 10:00 a.m. Eastern Time, on [●], 2026, or at such other time, on such other date and at such other place at which the meeting may be adjourned.

The sole purpose of the Extraordinary General Meeting is to:

●	consider and vote on a proposal to amend, by a special resolution, the amended and restated memorandum and articles of association of the Company (the “Amended and Restated M&AA”) to extend the date by which the Company has to consummate a business combination up to twelve times, with each such extension being for a one-month period (each an “Extension”), from June 20, 2026 to June 20, 2027 (the “Extended Date”), by amending the Amended and Restated M&AA to delete the existing Article 36.2 thereof and replacing it with the new Article 36.2 in the form set forth in Annex A of the accompanying proxy statement (“Proposal 1” or the “Extension Proposal”); and

●	consider and vote on a proposal to approve by ordinary resolution the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit the further solicitation and vote of proxies if there are not sufficient votes to approve Proposal 1 at the Extraordinary General Meeting (“Proposal 2” or the “Adjournment Proposal”).

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to carefully read each of the proposals in this proxy statement before you vote.

The purpose of the Extension Proposal is to allow Flag Ship more time to complete an initial business combination. Currently, our Amended and Restated M&AA provide that Flag Ship has 24 months from the consummation of the IPO to complete a business combination, after giving effect to the exercise of all nine (9) monthly extension periods initially provided for therein. The purpose of the Extension Proposal is to allow the Company the option to further extend the time to complete a business combination by up to twelve (12) additional one-month periods, from June 20, 2026 until June 20, 2027 (the “Extended Date”). Our board of directors (the “Board”) has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination by twelve (12) additional one-month periods to the Extended Date and to correspondingly extend the date for cessation of the Company’s operations if the Company has not completed a business combination by the Extended Date.

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present for the Extraordinary General Meeting if holders representing not less than a majority of the Company’s outstanding Ordinary Shares as of the record date for the Extraordinary General Meeting are present in person or by proxy.

The approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of the Company’s Ordinary Shares, par value $0.001 per share, entitled to vote and which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal.

The approval of the Adjournment Proposal requires an ordinary resolution under the amended and restated memorandum and articles of association, being a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

If the Extension Proposal is approved, the Company will amend its Investment Management Trust Agreement, dated as of June 17, 2024, by and between the Company and Wilmington Trust, N.A. and Vstock Transfer LLC, as amended to date (the “Trust Agreement”), to conform to the extension of the deadline to consummate an initial business combination with the amended Extension Date as set forth in the amendment to the Company’s Amended and Restated M&AA contemplated by the Extension Proposal. Pursuant to the amended Trust Agreement, in order to exercise each one-month extension (each, a “Monthly Extension”), our sponsor (the “Sponsor”) and/or its designee will deposit into the Trust Account, on or prior to the applicable deadline, the lesser of (i) $60,000 for all remaining public shares and (ii) $0.033 for each remaining public share (the “Monthly Extension Fee”). The first Monthly Extension Fee must be deposited by June 20, 2026, and each subsequent Monthly Extension Fee must be deposited by the 20th day of each succeeding month, until June 20, 2027. The amendment to the Trust Agreement will not be submitted to shareholders for approval. However, such amendment will be effected substantially concurrently with, and is conditioned upon, the effectiveness of the Extension Proposal. The amended Trust Agreement will provide that the funds held in the Trust Account will continue to be maintained for the benefit of the Company’s public shareholders until the earlier of (i) the completion of an initial business combination within the extended period and (ii) the Company’s liquidation.

Holders (“public shareholders”) of Flag Ship’s ordinary shares sold in its IPO (“Public Shares”) may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Proposal (the “Election”) regardless of how such public shareholders vote in regard to the Extension Proposal, or whether they were holders of Flag Ship’s Ordinary Shares on the record date for the Extraordinary General Meeting or acquired such shares after such date. Flag Ship believes that such redemption right protects Flag Ship’s public shareholders from having to sustain their investments for an unreasonably long period if Flag Ship fails to find a suitable acquisition target in the timeframe initially contemplated by its Amended and Restated M&AA. If the Extension Proposal is approved, the remaining public shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination.

If the Extension Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed in connection with the shareholder vote on the Extension Proposal multiplied by the per-share price equal to the aggregate amount on deposit in the Trust Account, including interest earned but net of taxes payable, divided by the number of then outstanding Public Shares; and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.

WE ARE NOT ASKING YOU TO VOTE ON OUR BUSINESS COMBINATION AT THIS TIME.

If the Extension Proposal is approved and you do not elect to redeem your Public Shares now, you will retain the right to vote on the business combination when it is submitted to shareholders, and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event the business combination is approved and completed (as long as your election is made in accordance with the Articles prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated a business combination by the expiration of the Extended Date (as such may be extended). If the Extension Proposal is not approved, we may not be able to consummate our business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Proposal.

Based upon the amount in the Trust Account as of May [●], 2026, the record date, which was approximately $[●], we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Extraordinary General Meeting. The closing price of the Company’s Ordinary Shares on the record date was $[●]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public shareholder receiving approximately $[●] more than if the shareholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the Trust Account on such date. Additionally, the Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent by 5:00 p.m. eastern time, at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Proposal is not approved and we are unable to consummate our initial business combination by June 20, 2026, we will distribute the aggregate amount on deposit in the Trust Account (net of taxes payable and excluding up to $50,000 of any interest earned to pay dissolution expenses (but including remaining interest)), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. Any redemption of public shareholders from the Trust Account shall be effected automatically by function of our Amended and Restated M&AA prior to any voluntary winding up. If we are required to windup, liquidate the Trust Account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Companies Law of the Cayman Islands. In that case, investors may be forced to wait beyond June 20, 2026 before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

Our Sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the Trust Account with respect to their founder shares and private placement shares if we fail to complete our initial business combination prior to June 20, 2026 or the Extended Date if our shareholders approve the Extension Proposal. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete our initial business combination prior to June 20, 2026 or the Extended Date if our shareholders approve the Extension Proposal.

You are also being asked to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the proposals.

The Record Date for the Extraordinary General Meeting is [●], 2026. Record holders of Flag Ship ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 5,025,517 outstanding ordinary shares of Flag Ship, including 3,026,517 outstanding Public Shares. Flag Ship’s rights do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Advantage Proxy, Inc. (the “Proxy Solicitor”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay the Proxy Solicitor a fee of $8,500. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated [●], 2026 and is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document.

Q.	A.
Why am I receiving this Proxy Statement?	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the Extraordinary General Meeting to be held on [●], 2026 at 10:00 a.m., Eastern Time, or at any adjournments thereof, in the office of the Company’s counsel, Becker & Poliakoff P.A., at 45 Broadway, 17th Floor, New York, NY 10006. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

Q.	A.
What is being voted on?	You are being asked to consider and vote on the following proposals:

● Proposal No. 1 - The Extension Proposal - consider and vote on a proposal to amend, by a special resolution, the Amended and Restated M&AA to extend the date by which the Company has to consummate a business combination up to twelve times (the “Extended Date”), with each such extension being for a one-month period (each an “Extension”), from June 20, 2026 to June 20, 2027, by amending the Amended and Restated M&AA to delete the existing Article 36.2 thereof and replacing it with the new Article 36.2 in the form set forth in Annex A of the accompanying proxy statement.

● Proposal No. 2 - The Adjournment Proposal - to approve, by ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit the further solicitation and vote of proxies if there are insufficient votes to approve Proposal 1 at the Extraordinary General Meeting (“Proposal 2” or the “Adjournment Proposal”).

We are not asking you to vote on our business combination at this time. If the Extension Proposal is approved and you do not elect to redeem your Public Shares now, you will retain the right to vote on the business combination when it is submitted to shareholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event the business combination is approved and completed (as long as your election is made in accordance with the Articles prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated a business combination by the expiration of the Extended Date (as it may be extended). If the Extension Proposal is not approved, we may not be able to consummate a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Proposal.

If the Extension Proposal is approved, the removal of the Withdrawal Amount will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately [●] that was in the Trust Account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Proposal is not approved, and we do not consummate our business combination by June 20, 2026, as contemplated by our IPO prospectus and in accordance with our Amended and Restated M&AA, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, or distribute the Trust Account to the holders of the Public Shares, on a pro rata basis, at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account, but net of taxes payable and excluding up to $50,000 of any interest earned to pay dissolution expenses (but including remaining interest), divided by the number of the then outstanding Public Shares; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve the Company, subject to the Company’s obligations under the Companies Law of the Cayman Islands to provide for claims of creditors and to the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Founder Shares and Private Shares will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Shares.

Q.	A.
Why is the Company proposing the Extension Proposal?

Flag Ship’s Amended and Restated Memorandum and Articles of Association currently provides for the return of the IPO proceeds held in trust to public shareholders if there is no qualifying business combination consummated on or before June 20, 2026.

On October 21, 2024, Flag Ship had entered into an Agreement and Plan of Merger (the “GRT Merger Agreement”) with Great Rich Technologies Limited (the “GRT”) and GRT Merger Star Limited (“GRT Merger Sub”). On April 18, 2025, Flag Ship, GRT and GRT Merger Sub entered into a Termination Agreement to terminate the GRT Merger. On the same day, Flag Ship entered into an Agreement and Plan of Merger (the “GFT Merger Agreement”) with Great Future Technology Inc., and GFT Merger Sub Limited (the “GFT Merger Sub”). The Merger Agreement replaces and supersedes the GRT Merger Agreement. On May 3, 2026, Flag Ship, GFT and GFT Merger Sub entered into a Termination Agreement to terminate the GFT Merger Agreement. The Termination Agreement also provides for a mutual release of claims among the parties and their affiliates, except for liabilities arising from or relating to any knowing or intentional breach of a representation, a warranty or a covenant of the GRT Merger Agreement. No party will be required to pay a termination fee as a result of the mutual decision to enter into the Termination Agreement. In addition, our Board has determined that it is in the best interests of our shareholders to proceed with the Extension Proposal because we are in the process of negotiating a business combination with a new target but would not be able to consummate such transaction by June 20, 2026. As reported, we entered into a letter of intent on May 8, 2026 regarding a business combination with Bluechip & Co. Holdings, a Cayman Islands exempt company. While the letter of intent is intended solely to indicate mutual interest in the proposed business combination, it provides for an exclusive negotiation period of ninety (90) days, during which the Company will conduct due diligence and the parties will negotiate the terms of a definitive agreement. The proposed transaction remains subject to due diligence, the negotiation and execution of definitive agreements, satisfaction of customary closing conditions, and approval by the boards and shareholders of the parties. Unless and until a definitive agreement for the proposed business combination is signed, neither of the parties to the letter of intent have any legal obligation to the other regarding the proposed business combination. Therefore, our Board has decided to seek approval of the Extension Proposal in order to enable the Company to extend the time to complete a business combination for a total of up to twelve (12) additional one-month extension periods to June 20, 2027.

Accordingly, as Flag Ship does not anticipate being able to conclude an initial business combination within the permitted time period, Flag Ship has determined to seek shareholder approval to extend the date by which Flag Ship must complete an initial business combination.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account in connection with the redemption will reduce the amount held in the Trust Account thereafter. We cannot predict the amount that will remain in the Trust Account if the Extension is approved and the amount remaining in the Trust Account may be substantially less than that was in the Trust Account as of the record date, which could impact our ability to consummate a business combination.

YOU ARE NOT BEING ASKED TO VOTE ON A BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND YOU DO NOT MAKE AN ELECTION, YOU WILL RETAIN THE RIGHT TO VOTE ON A BUSINESS COMBINATION WHEN IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES AT A PER-SHARE PRICE, PAYABLE IN CASH, EQUAL TO A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXPIRATION OF THE COMBINATION PERIOD (AS IT MAY BE EXTENDED).

Q.	A.
Why should I vote “FOR” the Extension Proposal?

The Board believes that given Flag Ship’s expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination. Accordingly, our Board is proposing the Extension Proposal to extend the date by which Flag Ship must complete an initial business combination until the Extended Date and to allow for the Election.

Flag Ship’s Amended and Restated M&AA require the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of the Company’s Ordinary Shares which are present (in person or by proxy) and which vote at the Extraordinary General Meeting in order to effect an amendment to certain of its provisions, including any amendment that would extend its corporate existence beyond June 20, 2026. We believe that these provisions were included to protect Flag Ship shareholders from having to sustain their investments for an unreasonably long period if Flag Ship failed to find a suitable initial business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given Flag Ship’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as Flag Ship is also affording shareholders who wish to redeem their Public Shares the opportunity to do so, as required under its Amended and Restated M&AA. Accordingly, we believe the Extension is consistent with Flag Ship’s Amended and Restated M&AA and IPO prospectus.

Our Board recommends that you vote in favor of the Extension Proposal.

Q.	A.
Why is the Company proposing the Adjournment Proposal?	To allow the Company more time to solicit additional proxies in favor of the Extension Proposal, in the event the Company does not receive the requisite shareholder vote to approve the aforesaid Proposal.

Q.	A.
Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Chairman may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that we need more time to approve the Extension Proposal presented at the Extraordinary General Meeting.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.

Q.	A.
How do the Company insiders intend to vote their shares?

Our Sponsors, officers and directors beneficially own an aggregate of 1,963,000 Ordinary Shares, consisting of 1,725,000 Founder Shares and 238,000 Private Shares. Such shares represent approximately 39.78% of our issued and outstanding Ordinary Shares. We have been informed that they intend to vote their shares in favor of the Extension Proposal and, if presented, the Adjournment Proposal. In addition, our Sponsors, directors, officers, advisors or any of their affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the amount of funds retained in the Trust Account. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares for a portion of the Trust Account.

Our Sponsors, directors, officers, advisors or any of their affiliates may also enter into transactions with investors and others to provide them with incentives to reverse any redemption requests. While the nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors of our securities for nominal value. We would file a Current Report on Form 8-K disclosing the material terms of any purchases or arrangements made by any of the Company’s directors, executive officers or their respective affiliates, such as the purchase price or incentives agreed to, the impact, if any, on the likelihood of approval of the Extension Proposal and the identities or nature/type of the sellers of the shares if not purchased in the open market. However, any shares purchased by the foregoing individuals and entities would not be voted on the Extension Proposal. There is no assurance that purchases will be able to be made in compliance with applicable securities laws and as a result, they may not be able to make any such purchases.

Q.	A.
What vote is required to adopt the Extension Proposal?	The approval of the Extension Proposal requires a special resolution, being a resolution passed by the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of the Company’s Ordinary Shares entitled to vote and which are present (in person or by proxy) and which vote at the Extraordinary General Meeting.

Q.	A.
What vote is required to approve the Adjournment Proposal?	The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q.	A.
What if I do not want to vote “FOR” the Extension Proposal or the Adjournment Proposal?

If you do not want the Extension Proposal or the Adjournment Proposal to be approved, you must vote “AGAINST” such proposals.

If you attend the Extraordinary General Meeting in person or by proxy, you may vote “AGAINST” any of the Proposals, and your ordinary shares will be counted for the purposes of determining whether the Proposals are approved.

However, if you fail to attend the Extraordinary General Meeting in person or by proxy, or if you do attend the Extraordinary General Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Extraordinary General Meeting, your ordinary shares will not be counted for the purposes of determining whether the Extension Proposal or the Adjournment Proposal is approved, and your ordinary shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such vote.

Broker “non-votes” and abstentions will count towards the quorum requirement for the Extraordinary General Meeting but will have no effect with respect to the approval of the Extension Proposal (i.e., it will be treated as neither a vote “for” nor “against” any matter and will not be counted when calculating the votes cast).

If the Extension Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q.	A.
What happens if the Extension Proposal is not approved?

If the Extension Proposal is not approved and we do not consummate a business combination by June 20, 2026, as contemplated by our IPO prospectus and in accordance with our Amended and Restated M&AA, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, or distribute the Trust Account to the holders of the Public Shares, on a pro rata basis, at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account but net of taxes payable and excluding up to $50,000 of any interest earned to pay dissolution expenses (but including remaining interest), divided by the number of then outstanding Public Shares); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve the Company, subject to the Company’s obligations under the Companies Law of the Cayman Islands to provide for claims of creditors and to the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Founder Shares and Private Shares will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Shares.

Q.	A.
If the Extension Proposal is approved, what happens next?

If the Extension Proposal is approved, the Company will have until the Extended Date to complete its initial business combination, and, without another shareholder vote, may elect to extend the time period within which the Company must consummate its initial business combination for up to twelve (12) additional one-month periods, to the Extended Date (June 20, 2027), by depositing the Monthly Extension Fee (as defined below) into the Company’s Trust Account.

Further, if the Extension Proposal is approved, the Company will amend the Trust Agreement, to conform to the extension of the deadline to consummate an initial business combination with the amended Extension Date as set forth in the amendment to the Company’s Amended and Restated M&AA contemplated by the Extension Proposal. Pursuant to the Trust Agreement, in order to exercise each one-month extension (each, a “Monthly Extension”), the Sponsor and/or its designee will deposit into the Trust Account, on or prior to the applicable deadline, the lesser of (i) $60,000 for all remaining public shares and (ii) $0.033 for each remaining public share (the “Monthly Extension Fee”). The first Monthly Extension Fee must be deposited by June 20, 2026, and each subsequent Monthly Extension Fee must be deposited by the 20th day of each succeeding month, until June 20, 2027. The amendment to the Trust Agreement will not be submitted to shareholders for approval. However, such amendment will be effected substantially concurrently with, and is conditioned upon, the effectiveness of the Extension Proposal.

If the Extension Proposal is approved, we will remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the current amount that was in the Trust Account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Q.	A.
What happens to the Flag Ship rights if the Extension Proposal is not approved?	If the Extension Proposal is not approved, we will automatically wind up, liquidate and dissolve effective starting on June 20, 2026. In such event, your rights will become worthless

Q.	A.
If I do not exercise my redemption right now, would I still be able to exercise my redemption rights in connection with our proposed business combination?	Yes. Unless you elect to redeem your shares at this time, you will be able to exercise redemption right in respect of the future initial business combination, subject to any limitations set forth in our Amended & Restated M&AA.

Q.	A.
How do I change my vote?	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Flag Ship’s Secretary or Advantage Proxy, our Proxy Solicitor, prior to the date of the Extraordinary General Meeting, by attending the Extraordinary General Meeting in person and voting. Attendance at the Extraordinary General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to Flag Ship’s Secretary at 26 Broadway, Suite 934, New York, NY 10004, Attention – Secretary.

Q.	A.
How are votes counted?

Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Proposal must be approved as a special resolution, being a resolution passed by a majority of not less than two-thirds (2/3) of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Similarly, if presented, the Adjournment Proposal must also be approved as an ordinary resolution, being a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of Proposal 1 at the Extraordinary General Meeting.

Accordingly, a shareholder’s failure to vote by proxy at the Extraordinary General Meeting means that such shareholder’s Ordinary Shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on such proposals.

Q.	A.
If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q.	A.
What is a quorum requirement?

A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding Ordinary Shares are represented in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 2,512,759 Ordinary Shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum within 15 minutes of the time appointed for the Extraordinary General Meeting, the meeting will stand adjourned to the same time and place seven days hence or to such other time or place as is determined by the directors of the Company.

Q.	A.
Who can vote at the Extraordinary General Meeting?

Only holders of record of our Ordinary Shares at the close of business on [●], 2026, are entitled to have their vote counted at the Extraordinary General Meeting and any adjournment thereof. On this record date, 5,025,517 Ordinary Shares were outstanding and entitled to vote.

Shareholder of Record / Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Vstock Transfer LLC, then you are a shareholder of record. As a shareholder of record, you may vote at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner / Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting which is being held in person. However, since you are not the shareholder of record, you may not vote your shares at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	A.
What interests do the Company’s Sponsors, directors and officers have in the approval of the proposals?	Our Sponsors, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership, including indirect ownership, of Founder Shares and Private Shares and the possibility of future compensatory arrangements.

Q.	A.
Do I have appraisal or dissenters’ rights if I object to the Proposals?	Our shareholders do not have appraisal or dissenters’ rights in connection with the Extension Proposal under Cayman Islands law.

Q.	A.
What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q.	A.
How do I vote?

If you are a holder of record of our Ordinary Shares, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote at the meeting if you have already voted by proxy.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

If your Ordinary Shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	A.
How do I redeem my ordinary shares?

Each of our Public Shareholders who (i) holds Public Shares or (ii) holds Public Shares as part of Units and elects to separate such Units into the underlying Public Shares and Public Rights prior to exercising its redemption rights with respect to the ordinary shares may submit an election that, if the Extension Proposal is approved, such Public Shareholder elects to redeem all or a portion of his ordinary shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes paid or payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any initial business combination if and when one is proposed, or if we have not consummated a business combination by the expiration of the Combination Period (as it may be extended) or the Company liquidates prior thereto, as applicable.

Holders of Units must elect to separate the underlying ordinary shares and Public Rights prior to exercising redemption rights with respect to the ordinary shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying ordinary shares and Public Rights, or if a holder holds Units registered in its, his or her own name, the holder must contact Vstock directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying ordinary shares and Public Rights in order to exercise redemption rights with respect to the ordinary shares, so you should contact your broker, bank or other nominee or intermediary.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Vstock Transfer LLC, the Company’s transfer agent, at Vstock Transfer LLC, at 18 Lafayette Place, Woodmere, New York 11598, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on [●], 2026, two business days before the Extraordinary General Meeting).

Q.	A.
What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q.	A.
Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies. We have engaged the Proxy Solicitor to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay our Proxy Solicitor a fee of $8,500. We will also reimburse Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	A.
Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

If you have questions regarding the certification of your position or delivery of your Ordinary Shares, please contact:

Vstock Transfer, LLC

18 Lafayette Place, Woodmere

New York 11598

You may also obtain additional information about us from documents we file with the U.S. Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Proxy Statement may include, for example, statements about:

●	our ability to complete our initial business combination;

●	our expectations around the performance of the prospective target business or businesses;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

●	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

●	our potential ability to obtain additional financing to complete our initial business combination;

●	our public securities’ potential liquidity and trading;

●	the lack of a market for our securities;

●	the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;

●	the trust account possibly being subject to claims of third parties; or

●	our financial performance.

The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described below, as well as under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 4, 2025, and in other reports the Company files with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

RISK FACTORS

You should consider carefully all of the risks described below as well as in our Annual Report on Form 10-K filed with the SEC on March 4, 2025, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

Risks related to Potential Application of the Investment Company Act

As previously indicated, the Company completed its initial public offering in June 2024 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. Due to the length of time that we have been searching for a business combination, it is possible that a claim could be made that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the IPO during our life as a blank check company, and the earning and use of interest from such investment, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash from the outset of our IPO. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business, including the potential appreciation of our shares following such a transaction and our rights would expire worthless.

Risks related to Conflicts of Interest

Our Sponsors, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares and Private Shares that may become exercisable in the future and the possibility of future compensatory arrangements. See the section below titled “The Extraordinary General Meeting – Interests of our Sponsors, Directors and Officers” for further information relating to such interests.

Our sponsor has substantial ties with non-U.S. individuals, which could impact our ability to complete our initial business combination.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government agency such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited. Our sponsor, Whale Management Corporation, is controlled by our Chairman and Chief Executive Officer Matthew Chen, who is a U.S. citizen. However, our sponsor has substantial ties with certain non-U.S. individuals. Our sponsor currently owns approximately 39.78% of our outstanding shares.

Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, the Committee on Foreign Investment in the United States (“CFIUS”) is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Because we may be considered a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS review was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our initial business combination with any potential target company falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business.

In addition, if our business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. As a result, this may limit the pool of acquisition candidates we may acquire in the United States, in particular, relative to other special purpose acquisition companies that are not subject to such restrictions, which could make it more difficult and costly for us to consummate a business combination with a target business operating in the United States relative to such other companies.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive the cash held in the trust account, and our rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

We are a blank check company incorporated on May 14, 2018, as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

The registration statement for our initial public offering was declared effective by the Securities and Exchange Commission on June 17, 2024. We completed our initial public offering on June 20, 2024. In our initial public offering, we sold units at an offering price of $10.00 and consisting of one ordinary share, one right to receive one-tenth (1/10) of an ordinary share upon the consummation of an initial business combination.

In connection with our initial public offering, we sold 6,900,000 units, generating gross proceeds of $69,000,000. Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreement by and between the Company and our sponsor, Whale Management Corporation, a British Virgin Islands company, the Company completed the private sale of an aggregate of 238,000 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $2,380,000. The Private Placement Units are identical to the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Units (except to certain permitted transferees) until (1) with respect to 50% of the founder shares, the earlier of six months after the completion of a business combination and the date on which the closing price of the ordinary shares equals or exceeds $12.50 per share for any 20 trading days within any 30-trading day period commencing after a business combination and (2) with respect to the remaining 50% of the founder shares, six months after the completion of a business combination, or earlier, in either case, if, subsequent to a business combination, the Company completes a liquidation, merger, share exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

As of the record date, there was approximately $[●] in the Trust Account.

Our Sponsors, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares that may become exercisable in the future and the possibility of future compensatory arrangements.

On the record date of the Extraordinary General Meeting, there were 5,025,517 Ordinary Shares outstanding. Our Sponsors, officers and directors beneficially own an aggregate of 1,963,000 Ordinary Shares, consisting of 1,725,000 Founder Shares and 238,000 Private Shares. Such shares represent approximately 39.78% of our issued and outstanding Ordinary Shares. The Founder Shares and Private Shares carry voting rights in connection with the Extension Proposal, and we have been informed by our Sponsors that hold such shares that they intend to vote in favor of the Extension Proposal.

On October 21, 2024, Flag Ship had entered into an Agreement and Plan of Merger (the “GRT Merger Agreement”) with Great Rich Technologies Limited (the “GRT”) and GRT Merger Star Limited (“GRT Merger Sub”). On April 18, 2025, Flag Ship, GRT and GRT Merger Sub entered into a Termination Agreement to terminate the GRT Merger. On the same day, Flag Ship entered into an Agreement and Plan of Merger (the “GFT Merger Agreement”) with Great Future Technology Inc., a Cayman Islands exempted company limited by shares (“GFT”) and GFT Merger Sub Limited, a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of GFT (“Merger Sub”). The GFT Merger Agreement replaced and superseded the GRT Merger Agreement described above. Pursuant to the GFT Merger Agreement, among other things, Flag Ship would have merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving entity and a wholly-owned subsidiary of GFT. At the effective time of the merger, (i) each of the Flag Ship ordinary shares issued and outstanding immediately prior to the effective time of the Merger, excluding the Excluded Shares and Dissenting Shares (as defined in the GFT Merger Agreement), if any, would have been automatically cancelled, extinguished and exchanged for the right to receive, immediately upon consummation the Merger, one (1) Class A ordinary share of GFT (such shares of GFT, collectively, the “GFT Class A Ordinary Shares”) for each such Flag Ship ordinary share (the “Per Share Merger Consideration”); and (ii) each right to receive one-tenth (1/10th) of a Flag Ship ordinary share at the consummation of a business combination of Flag Ship (a “Flag Ship Right”) that was outstanding immediately prior to the effective time would be cancelled, extinguished and exchanged for the right to receive, immediately upon the consummation of the Merger, GFT Class A Ordinary Shares in an amount equal to (in each case, as rounded down to the nearest whole number) the product of (a) the Per Share Merger Consideration, multiplied by (b) the number of Flag Ship ordinary shares that the holder of the cancelled Flag Ship Right would have been entitled to receive assuming satisfaction of the terms and conditions of such Flag Ship Right. On May 3, 2026, Flag Ship, GFT and Merger Sub entered into a Termination Agreement to terminate the GFT Merger Agreement and the ancillary agreements. The Termination Agreement also provides for a mutual release of claims among the parties and their affiliates, except for liabilities arising from or relating to any knowing or intentional breach of a representation, a warranty or a covenant of the GFT Merger Agreement. No party will be required to pay a termination fee as a result of the mutual decision to enter into the Termination Agreement.

As reported, we entered into a letter of intent on May 8, 2026 regarding a business combination with Bluechip & Co. Holdings, a Cayman Islands exempt company. While the letter of intent is intended solely to indicate mutual interest in the proposed business combination, it provides for an exclusive negotiation period of ninety (90) days, during which the Company will conduct due diligence and the parties will negotiate the terms of a definitive agreement. The proposed transaction remains subject to due diligence, the negotiation and execution of definitive agreements, satisfaction of customary closing conditions, and approval by the boards and shareholders of the parties. Unless and until a definitive agreement for the proposed business combination is signed, neither of the parties to the letter of intent have any legal obligation to the other regarding the proposed business combination.

Our principal executive offices are located at 26 Broadway, Suite 934, New York, NY 10004 and our telephone number is (646) 362-0256.

PROPOSAL 1 - THE EXTENSION PROPOSAL

Flag Ship is proposing to amend its Amended and Restated Memorandum and Articles of Association (the “Amended and Restated M&AA”) to extend the date by which Flag Ship must consummate an initial business combination from June 20, 2026 to June 20, 2027. Currently, our Amended and Restated M&AA provides that Flag Ship has 24 months from the consummation of the Company’s IPO to complete a business combination, after giving effect to the exercise of all nine (9) monthly extension periods initially provided for therein. The purpose of the Extension Proposal is to allow the Company the option to further extend the time to complete a business combination by up to twelve (12) additional one-month periods, from June 20, 2026 until June 20, 2027 (the “Extended Date”). Our board of directors (the “Board”) has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination by twelve (12) additional one-month periods to the Extended Date and to correspondingly extend the date for cessation of the Company’s operations if the Company has not completed a business combination by the Extended Date.

Without the Extensions, the Company believes that it would not be able to complete its business combination on or before June 20, 2026. If that were to occur, the Company would be precluded from completing a business combination and would be forced to liquidate. Accordingly, the Board believes that Proposal 1 is necessary in order to be able to consummate an initial business combination.

The Extension Proposal is essential to the overall implementation of the Board’s plan to allow Flag Ship more time to complete its initial business combination. Approval of the Extension Proposal is a condition to the implementation of the Extension.

If the Extension Proposal is not approved and we have not consummated an initial business combination by June 20, 2026, or if the Extension Proposal is approved and we have not consummated an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account, but net of taxes payable and excluding up to $50,000 of any interest earned to pay dissolution expenses (but including remaining interest) divided by the number of then outstanding Public Shares; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Companies Law of the Cayman Islands to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete our initial business combination by June 20, 2026 or the Extended Date if the Extension Proposal is approved.

A copy of the proposed amendment to the Amended and Restated M&AA of Flag Ship is attached to this proxy statement as Annex A.

The Board’s Reasons for the Extension Proposal

The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the Company has until June 20, 2026 to effect a business combination under its terms. As we are still in the process of searching for a target for our initial business combination, our Board currently believes that there will not be sufficient time before June 20, 2026 to complete an initial business combination. The Company’s IPO prospectus and Amended and Restated M&AA provide that the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Proposal is required to extend our corporate existence for an additional twelve (12) months to June 20, 2027. Additionally, our IPO prospectus and Amended and Restated M&AA provide for all public shareholders (except for the Sponsor, the directors and officers of the Company or their respective affiliates who held shares prior to the IPO (the “Initial Shareholders”) or their affiliates or the directors or officers of the Company) to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our shareholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we must complete a business combination beyond June 20, 2026 to the Extended Date. Provided that we enter into a business combination agreement with a target company, we intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of a proposed initial business combination.

We believe that the foregoing provisions in our Amended and Restated M&AA were included to protect the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to complete the initial business combination in the timeframe initially contemplated by the Amended and Restated M&AA. We also believe, however, that given the Company’s expenditure of time, effort and money on finding an initial business combination thus far, circumstances warrant providing public shareholders an opportunity to consider an initial business combination.

The Board has determined that it is in the best interests of the Company’s shareholders to approve the Extension Proposal, pursuant to which, once approved, the Company will have until June 20, 2027 to consummate its initial business combination, and the Company may, but is not obligated to, extend the period of time to consummate a business combination twelve (12) times by an additional one month each time, for a total of up to twelve (12) additional months until June 20, 2027 to complete a business combination, provided that the Sponsor or its designee must deposit into the Trust Account the Monthly Extension Fee in the amount of the lesser of (i) $60,000 for all remaining public shares and (ii) $0.033 for each remaining public share for each Monthly Extension.

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is fair to, and in the best interests of, Flag Ship and its shareholders. The Board has approved and declared advisable adoption of the Extension Proposal and recommends that you vote “FOR” such adoption.

Interests of our Sponsors, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsors, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

●	The fact that the Sponsor holds 1,725,000 founder shares and 238,000 Private Units that would expire worthless if a business combination is not consummated. The founder shares had an aggregate market value of approximately $[●] based on the closing price for the Company’s Public Shares of $[●] on the Record Date and the Private Units had an aggregate market value (assuming they have the same value per Unit as the Public Units) of $[●] based on the closing price for the Public Units of $[●] on the Record Date;

●	Even if the trading price of our ordinary shares lost substantial value prior to the consummation of a business combination, due to the low amount of the initial investment in the Company made by the Sponsor, if an initial business combination is completed, the initial shareholders are likely to be able to make a substantial profit on their investment in us even if the ordinary shares has lost significant value. On the other hand, if the Extension Proposal is not approved and the Company liquidates without completing its initial business combination before June 20, 2026, the initial shareholders will lose their entire investment in us;

●	All rights specified in the Amended and Restated M&AA relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

●	The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid unless there are funds available outside of the trust account.

●	The Company has borrowed certain amounts from the Sponsor pursuant to an amended promissory note, which currently provides for up to $2,000,000 in working capital loans and including amounts loaned to pay for the monthly fee to extend the time period for Flag Ship to complete a business combination (as of March 31, 2026, the principal amount due and owing was $[●]);

●	If the Trust Account is liquidated, including in the event we are unable to complete a business combination within the required time period, the Sponsors have agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

Additionally, if the Extension Proposal is approved, and the Company subsequently seeks shareholder approval of a proposed business combination, the officers and directors of the Company may have additional interests that are described in the proxy statement for such transaction.

If the Extension Proposal is Not Approved

If the Extension Proposal is not approved and we do not consummate an initial business combination by June 20, 2026 in accordance with our Amended and Restated Memorandum and Articles of Association, we will automatically wind up, dissolve and liquidate starting on June 20, 2026.

The holders of the Founder Shares have waived their rights to participate in any liquidation distribution with respect to such Founder Shares. There will be no distribution from the Trust Account with respect to Flag Ship’s rights, which will expire worthless in the event we wind up.

If the Extension Proposal is Approved

If the Extension Proposal is approved, Flag Ship will file an amended and restated Memorandum and Articles of Association in accordance with the Cayman Island law, incorporating the amendment set forth in Annex A hereto. Flag Ship will remain a reporting company under the Exchange Act and its Units, issued and outstanding Public Shares and rights will remain publicly traded. Flag Ship will then continue to work to execute a definitive agreement with a target company for an initial business combination and complete such a business combination by the Extended Date.

If the Extension Proposal is approved, but Flag Ship does not consummate an initial business combination by the Extended Date (June 20, 2027), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account, but net of taxes payable and excluding up to $50,000 of any interest earned to pay dissolution expenses (but including remaining interest) divided by the number of then outstanding Public Shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Companies Law of the Cayman Islands to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete our initial business combination by the Extended Date.

Approval of the Extension Proposal will constitute consent for the Company to (i) remove from the Trust Account the Withdrawal Amount; and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.

You are not being asked to vote on a business combination at this time. If the Extension Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders (provided that you are a shareholder on the Record Date for a meeting to consider a business combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by the end of the Combination Period.

If the Extension Proposal is approved, the removal of the funds from the Trust Account in connection with the election to redeem the Public Shares (the “Election”) will reduce the amount held in the Trust Account following the Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a fraction of the amount of $[●] (including interest but less the funds used to pay taxes) that was in the Trust Account as of the Record Date. In such event, the Company may require additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Proposal is approved, the Company will amend its Investment Management Trust Agreement, dated as of June 17, 2024, by and between the Company and Wilmington Trust, N.A. and Vstock Transfer LLC, as amended to date (the “Trust Agreement”), to conform to the extension of the deadline to consummate an initial business combination with the amended Extension Date as set forth in the amendment to the Company’s Amended and Restated M&AA contemplated by the Extension Proposal.

Pursuant to the amended Trust Agreement, in order to exercise each one-month extension (each, a “Monthly Extension”), the Sponsor and/or its designee will deposit into the Trust Account, on or prior to the applicable deadline, the lesser of (i) $60,000 for all remaining public shares and (ii) $0.033 for each remaining public share (the “Monthly Extension Fee”). The first Monthly Extension Fee must be deposited by June 20, 2026, and each subsequent Monthly Extension Fee must be deposited by the 20th day of each succeeding month, until June 20, 2027.

The amendment to the Trust Agreement will not be submitted to shareholders for approval. However, such amendment will be effected substantially concurrently with, and is conditioned upon, the effectiveness of the Extension Proposal. The amended Trust Agreement will provide that the funds held in the Trust Account will continue to be maintained for the benefit of the Company’s public shareholders until the earlier of (i) the completion of an initial business combination within the extended period and (ii) the Company’s liquidation.

Redemption Rights

Each of our Public Shareholders who (a) holds Public Shares or (b) holds Public Shares as part of Public Units and elect to separate such Public Units into the underlying Public Shares and Public Rights prior to exercising redemption rights with respect to the Public Shares may submit an election that such Public Shareholder elects to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes paid or payable), divided by the number of then outstanding Public Shares.

If the Extension Proposal is approved, the Company will provide the Public Shareholders making the Election, the opportunity to receive, at the time the Extension Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, less any income taxes owed on such funds but not yet paid. Flag Ship has provided that all holders of Public Shares, whether they vote for or against the Extension Proposal, or whether they were holders of Flag Ship ordinary shares on the Record Date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the Trust Account and, provided that the Extension Proposal is approved, should receive the funds shortly after the Extraordinary General Meeting. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination prior to the expiration of the Combination Period (as it may be extended).

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON [●], 2026 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION PROPOSAL AND ELECTION.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to VStock Transfer, LLC, the Company’s Transfer Agent, at 18 Lafayette Place, Woodmere, New York 11598, at least two (2) business days prior to the vote for the Extension Proposal or to deliver your shares to the Transfer Agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the Extraordinary General Meeting ensures that a redeeming holder’s Election is irrevocable once the Extension Proposal are approved. In furtherance of such irrevocable Election, shareholders making the Election will not be able to tender their shares after the vote at the Extraordinary General Meeting.

Holders of Units must elect to separate the underlying Public Shares and Public Rights prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Rights, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so. Public Shareholders may elect to redeem all or a portion of their Public Shares regardless of whether they vote for or against the Extension Proposal and regardless of whether they hold Public Shares on the Record Date.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the Transfer Agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s Transfer Agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the Transfer Agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two (2) weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed for a pro rata portion of the funds held in the Trust Account. In the event that a Public Shareholder tenders such holder’s shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our Transfer Agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our Transfer Agent return the shares (physically or electronically). You may make such request by contacting our Transfer Agent at the address listed above. In the event that a Public Shareholder tenders shares and the Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Proposal. The Transfer Agent will hold the certificates of Public Shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each Public Share for a pro rata portion of the funds available in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, less any income taxes owed on such funds but not yet paid, calculated as of two (2) business days prior to the Extraordinary General Meeting. Based on the amount in the Trust Account as of the Record Date of $[●], this would amount to approximately $[●] per share. The closing price of the Public Shares on the Nasdaq on the Record Date was $[●]. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.01 more per share than if such shareholder sold the Public Shares in the open market. The Company cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive cash for such shares only if you properly demand redemption and tender your share certificate(s) to the Company’s Transfer Agent at least two (2) business days prior to the Extraordinary General Meeting. If the Extension Proposal is not approved, such shares will be returned promptly following the Extraordinary General Meeting as described above.

The Company’s directors, executive officers, its Sponsor, and their respective affiliates have waived their redemption rights with respect to the Extension Proposal and accordingly are not entitled to redeem the founder shares or ordinary shares underlying the Private Placement Units. In addition, Flag Ship’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of Flag Ship in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares for a portion of the Trust Account. Any shares of Flag Ship held by the Sponsor and its affiliates will be voted in favor of the Extension Proposal.

Full Text of the Resolution

The resolution to be put to the shareholders to consider and voted upon at the Extraordinary General Meeting in relation to Extension Proposal is as follows:

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of Flag Ship Acquisition Corporation shall be amended by deleting Section 36.2 in its entirety and replacing it with the following:”

“36.2 In the event that the Company does not consummate its initial Business Combination by June 20, 2026 (the “Deadline”), the Company may, but is not obliged to, extend the period of time to consummate the Business Combination up to twelve (12) additional times, each by a period of one month (each, an “Extension”), to June 20, 2027 (the “Termination Date”), provided that if the Company exercises one or more Extensions, the Sponsor, or its designee or assignee, shall deposit additional funds into the Trust Account in accordance with the terms as set out in the trust agreement governing the Trust Account. In the event that the Company does not consummate a Business Combination by the Termination Date, such failure shall trigger an automatic redemption of the Public Shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary (i) to cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares or distribute the Trust Account to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

Required Vote

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of the Company’s Ordinary Shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Extraordinary General Meeting and which voted on the Extension Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this Proposal.

All of Flag Ship’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Extension Proposal. On the record date, directors and executive officers of Flag Ship and their affiliates beneficially owned and were entitled to vote 1,963,000 ordinary shares of Flag Ship representing approximately 39.78% of Flag Ship’s issued and outstanding ordinary shares.

In addition, Flag Ship’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of Flag Ship in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares for a portion of the Trust Account. Any shares of Flag Ship held by affiliates will be voted in favor of the Extension Proposal. As the Extension Proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Extension Proposal.

PROPOSAL 2 - THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our chairman to adjourn the Extraordinary General Meeting to a later date or dates if necessary to permit further solicitation of proxies to approve the Extension Proposal presented at the Extraordinary General Meeting. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal (Proposal 1).

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our chairman may not be able to adjourn the Extraordinary General Meeting to a later date in the event that we need additional time to approve the Extension Proposal presented at the Extraordinary General Meeting.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that, the adjournment of the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting, if necessary or appropriate, to permit further solicitation and vote of proxies to approve the Extension Proposal, be confirmed, ratified and approved in all respects.”

Vote Required for Approval

The approval of the Adjournment Proposal requires a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Accordingly, a shareholder’s failure to vote by proxy or vote in person on the Adjournment Proposal means that such shareholder’s shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

IF PRESENTED, OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE

“FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting of our shareholders will be held at 10:00 a.m. Eastern Time, on [●], 2026, at 45 Broadway, 17th Floor, New York, NY 10006, or at such other time, on such other date and at such other place at which the meeting may be adjourned.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the Ordinary Shares at the close of business on [●], 2026, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each Ordinary Share you owned at that time. The rights do not carry voting rights.

On the record date of the Extraordinary General Meeting, there were 5,025,517 Ordinary Shares outstanding, consisting of 1,725,000 Founder Shares and 238,000 Private Shares. Such shares represent approximately 39.78% of our issued and outstanding Ordinary Shares. The Founder Shares and Private Shares carry voting rights in connection with the Extension Proposal, and we have been informed by our Sponsors that hold such shares that they intend to vote in favor of the Extension Proposal.

If you do not want the Extension Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Proposal is approved and you want to obtain your pro rata portion of the Trust Account, you must timely demand redemption of your shares, which shall be at least two (2) business days prior to the Extraordinary General Meeting. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Proposal.

Voting Your Shares — Shareholders of Record

If you are shareholder of record, you may vote by mail or over the Internet. Your one or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Proposal and “FOR” the Adjournment Proposal.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

You can also vote your shares in person by attending the Extraordinary Meeting and voting in person.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from Flag Ship. Simply complete and mail the proxy card or voting information form to ensure that your vote is counted. You also may be eligible to vote your shares electronically over the Internet. A large number of banks and brokerage firms offer Internet voting. If your bank or brokerage firm does not offer Internet voting information, please complete and return your proxy card or voting information form in the self-addressed, postage-paid envelope provided. Shareholders who hold their shares in “street name” must either direct the record holder of their shares to vote their share or obtain a legal proxy from the record holder to vote their shares at the Extraordinary General Meeting. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

Revocability of Proxies. Any proxy may be revoked by the person giving it at any time before the polls close at the Extraordinary General Meeting. A proxy may be revoked by filing with the Corporate Secretary, at Flag Ship Acquisition Corporation, 26 Broadway, Suite 934, New York, NY 10004, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Extraordinary General Meeting and voting in person. Simply attending the Extraordinary General Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Other Business. The Company is not currently aware of any business to be acted upon at the Extraordinary General Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Extraordinary General Meeting and with respect to any other matters which may properly come before the Extraordinary General Meeting. If other matters do properly come before the Extraordinary General Meeting, or at any adjournment(s) of the Extraordinary General Meeting, the Company expects that the ordinary shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of the Board.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by our Board on the proposal to approve the Extension Proposal and Adjournment Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged the Proxy Solicitor to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares at the Extraordinary General Meeting if you are a holder of record of the Ordinary Shares. You may contact Proxy Solicitor at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR

SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) and Non-U.S. Holders (as defined below) that elect to have their Public Shares redeemed for cash if the Extension Proposal is approved. This discussion assumes that the Public Shares and Public Rights are treated as separate instruments for U.S. federal income tax purposes. Accordingly, the separation of units into the Public Shares and Public Rights underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Extension Proposal (including any redemption of the Public Shares in connection therewith) with respect to any Public Shares held through the units (including alternative characterizations of the units).

This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the IRS, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as estate or gift taxes, the alternative minimum tax, nor does it address any aspects of U.S. state or local or non-U.S. taxation.

This summary does not discuss all aspects of United States federal income taxation that may be relevant to particular investors in light of their individual circumstances, such as investors subject to special tax rules including:

●	Our initial shareholders;

●	banks, financial institutions, or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules;

●	tax-exempt entities;

●	S-corporations;

●	Governments or agencies or instrumentalities thereof;

●	Insurance companies;

●	Regulated investment companies;

●	Real estate investment trusts;

●	Expatriates or former long-term residents of the United States;

●	Persons that actually or constructively own five percent or more of our shares;

●	Persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with services;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar.

In addition, this discussion is limited to investors who or that hold our securities as capital assets for U.S. federal income tax purposes (generally, property held for investment) under the Code.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our securities, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partner and the partnership. Partnerships holding our securities and partners in such partnerships should consult their own tax advisors.

We have not sought, and do not intend to seek, any rulings from the IRS regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

WE URGE HOLDERS OF OUR PUBLIC SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations for U.S. Holders

This section is addressed to U.S. Holders (as defined below) of our Public Shares that elect to have their shares of the Company redeemed for cash if the Extension is implemented (a “Redeeming U.S. Holder”).

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our securities who or that is, for U.S. federal income tax purposes:

●	an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Shares

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for United States federal income tax purposes (which we are likely to be, unless a “start-up” exception applies), then the tax consequences of the redemption will be as described in that discussion.

Subject to the preceding, the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares who or that exercises their redemption rights will depend on whether the redemption qualifies as a sale or exchange of the Public Shares under Section 302 of the Code. A Redeeming U.S. Holder will generally be considered to have sold or exchanged its shares in a taxable transaction and recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our rights). A Redeeming U.S. Holder’s adjusted tax basis in its Public Shares generally will equal the Redeeming U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a public share or the Redeeming U.S. Holder’s initial basis for Public Shares received upon conversion of a whole right) less any prior distributions treated as a return of capital.

Such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

The redemption of Public Shares generally will be treated as a sale or exchange of the Public Shares (rather than as a corporate distribution) if, within the meaning of Section 302 of the Code, such redemption (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also any shares such U.S. Holder has a right to acquire by exercise of an option, (which generally would include shares which could be acquired upon the automatic conversion of the rights), and in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. Holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the redemption tests described above are satisfied, the redemption will be treated as a distribution with respect to the shares, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution under Section 301 of the Code. If the redemption is treated as a corporate distribution under Section 301 of the Code, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate Redeeming U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the preferential tax rate on qualified dividend income.

Any distribution in excess of our current and accumulated earnings and profits will constitute a non-taxable return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s shares remaining Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in the rights or possibly in other shares constructively owned by it.

As these rules are complex, U.S. Holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts are subject to a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A non-U.S. corporation (i.e. a Cayman Islands company) will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. Holder who held our securities at any time that we were considered to be a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or rights and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark-to-market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or rights (which would include the redemption, if such redemption is treated as a sale under the rules discussed above, under the heading “Redemption of Shares”); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed above.

Under these special rules:

●	any gain or “excess distribution” will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or rights;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	An additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our rights) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its rights to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such rights (other than upon exercise of such rights), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the rights. If a Redeeming U.S. Holder that exercises such rights properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the rights), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the rights for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our rights. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year generally will apply for subsequent years to a Redeeming U.S. Holder who held shares or rights while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of ours that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of income previously included as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our rights.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the New York Stock Exchange, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares, and/or rights should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash (“Redeeming Non-U.S. Holders”). For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its shares of the Company and is not a U.S. Holder.

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

●	such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

●	such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a dividend rather than a sale, such dividend will not be subject to United States federal income tax, unless the dividends are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base that such holder maintains in the United States). Dividends that are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to United States federal income tax at the same regular United States federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for United States federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Information Reporting and Backup Withholding

Dividend payments with respect to our shares and proceeds from the sale, exchange or redemption of our shares may be subject to information reporting to the IRS and possible United States backup withholding. However, backup withholding will not apply to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Redeeming Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption. Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s United States federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with any redemption of your Public Shares.

MANAGEMENT

Our current directors and executive officers are as follows:

Name	Age	Title
Matthew Chen	53	Chairman and Chief Executive Officer
Luhuan Zhong	36	Chief Financial Officer
Shan Cui	52	Director
Pai Liu	39	Director
Wen He	59	Director

Matthew Chen. Mr. Chen age 53, has served as a director and our Chief Executive Officer and Chairman since February 2021. Mr. Chen has served as the Managing Director of Darong Hechuang (Guangdong) International Investment Corp. since May 2022. Mr. Chen served as Chairman and Chief Executive Officer of Longevity Acquisition Corporation, which is a SPAC entity, from June 2018 to October 2020 and subsequently as Chief Financial Officer of Longevity Acquisition Corporation from October 2020 to March 2021. From January 2018 to July 2021, Mr. Chen served as Vice President of XiaoMingTaiJi Anime Limited Co., where Mr. Chen is mainly responsible for equity investment, acquisitions and corporate financing. From 2011 to January 2018, Mr. Chen served as the global head of the credit derivative market making platform at JP Morgan’s London branch. From 2008 to 2011, Mr. Chen served as the Asia credit derivative risk analysis manager at JP Morgan’s Hong Kong branch. From 2005 to 2008, Mr. Chen served as Managing Director at Bear Stearns, responsible for the firm’s equity derivative strategic product development. From 2003 to 2005, Mr. Chen served as Vice President at Realty Data Corp. an independent mortgage data provider. From 1998 to 2003, Mr. Chen served as Senior Manager at Imagine Software, a quantitative financial model provider. Mr. Chen holds a BS from Florida State University and MS Degree of Computer Science from New York University. We believe Mr. Chen is qualified to serve as a director because of his extensive financial and operations experience and the extensive network he has established throughout his career, as well as his familiarity with blank check companies.

Luhuan (Lou) Zhong. Mr. Zhong, age 36, has served as our Chief Financial Officer/Principal Accounting Officer since February 2021. He serves as a consultant to Venus Acquisition Corporation, from February 2021 to December 2022, and Longevity Acquisition Corporation from October 2019 to February 2021, and he previously served as a consultant for Greenland Acquisition Corporation from October 2018 to October 2019. From September 2015 to October 2018, Mr. Zhong served as the project manager of Haitong Securities Co. Ltd. From September 2012 to September 2015, Mr. Zhong served as senior auditor in Shanghai office of Deloitte Touche Tohmatsu CPA LLP. Mr. Zhong obtained his bachelor’s degree of finance from Macquarie University in 2010 and his master’s degree in finance from University of Technology, Sydney in 2012.

Shan Cui. Ms. Cui, age 52, joined our board in February 2021. She is serving as the independent director of Venus Acquisition Corporation since February 2021, and Chief Financial Officer of Global Star Acquisition, Inc., a special purpose acquisition company that closed its initial public offering September 2022. Previously, Ms. Cui served as an independent director of WiMi Hologram Cloud Inc. from June 2020 to May 2021, and Addentax Group Corp. from April 2020 to April 2021. Previously, Ms. Cui served as independent director for Greenland Acquisition Corporation from May 2021 to October 2019. She has been the Executive Director of First Capital International Limited since 2010 and provided consulting services for private equity companies and venture capital companies. From February 2011 to February 2013, she served as the Chief Financial Officer of Lizhan Environmental Corporation, a Nasdaq-listed company engaged in the business of green leather material.

Pai Liu. Mr. Pai Liu, age 39, has served as a director since February 2021. He has served as a member of the Board of Directors of Longevity Acquisition Corporation since December 2019. Mr. Liu has served as chief executive officer of Wuhan Dacheng Equity Investment Fund Management Company since July 2016. From December 2014 to April 2016, Mr. Liu was a senior associate of Deloitte in China. From September 2013 to October 2014, Mr. Liu served as a senior associate of Mazars Group in China. From October 2011 to September 2013, Mr. Liu served as an associate of PricewaterhouseCoopers in its Shanghai office and was involved in the auditing of large and medium-sized foreign enterprises. Mr. Liu earned his master’s degree in accounting & finance from Leeds University in the United Kingdom and received a bachelor’s degree in finance from the South Central University for Nationalities in China. We believe Mr. Liu is qualified to serve as a director because of his extensive management and auditing experience, and his familiarity with blank check companies.

Wen He. Mr. Wen He, age 59, has served as a director since February 2024. Mr. He is an experienced professional who has 26 years of experience in Internet, Internet-of-Things, IT and software industry. Mr. He also has over 10 years of experience in investment and M&A, with a focus on fund raising, investment management, equity and bond financing and Fin-tech (e.g. Internet, Internet-of-Things, Blockchain). Mr. He oversaw and participated in multiple investments, listings and asset restructurings in a number of industries including: renewable energy, new material, sustainability, healthcare and high-tech. Mr. He currently serves as an independent director of Alphatime Acquisition Corp., a special purpose acquisition company listed on Nasdaq. Mr. He also serves as the Vice Manager of Dr. Peng Cloud Computing Ltd. and the President of Haijuhuiren Holding Group. Mr. He served as the Operation Director of Xunye Group, one of the earliest Internet companies in China. Mr. He served as the Vice President of Shenzhen Longmai Information Co., Ltd., and President and Technology Director of Naoku Technology Holding Group. In 2001, Mr. He co-founded OP.CN, the predecessor company of Qvod Player, with Xin Wang and served as its Chairman. Mr. He served as the Executive Director of Guangdong Gaohe Financial Leasing Co., Ltd. and the independent director of China Oil Gangran Energy Group Holdings Limited (08132.HK). Mr. He holds an MBA from Columbia Southern University and a Bachelor Degree from Hunan Normal University. Mr. He holds a PMP and ICAA.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of [●], 2026 held by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our officers and directors; and

●	all of our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Public Rights or the rights contained in the Private Placement Units (the “Private Rights”) as rights are not convertible within 60 days of the date hereof. In the table below, the percentage ownership is based on 5,025,517 ordinary shares (which includes ordinary shares that are underlying the units) issued and outstanding as of the Record Date.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Ordinary Shares
Sponsor, directors and officers
Whale Management Corporation(2)	1,963,000	39.78%
Matthew Chen(2)	1,963,000	39.78%
Luhuan Zhong(3)	-	-
Pai Liu(3)	-	-
Shan Cui(3)	-	-
Wen He(3)	-	-
All directors and officers as a group (five individuals)	1,963,000	39.78%

Other 5% or greater beneficial owners
W.R. Berkley Corporation and Berkley Insurance Company(4)	645,946	12.85%
Mizuho Financial Group, Inc.(5)	718,470	14.29%
Cowen and Company, LLC.(6)	543,055	10.86%
Karpus Investment Management(7)	738,600	14.70%

(1)	Unless otherwise indicated, the business address of each of the individuals is 26 Broadway, Suite 934, New York, NY 10004.
(2)	Represents 1,725,000 founder ordinary shares and 238,000 private placement ordinary shares held by Whale Management Corporation, our sponsor. Each of our officers and directors is a shareholder of our sponsor; however, only our Chairman have voting securities in our sponsor and are the sole directors of our sponsor and have the power to vote or dispose of the securities. The address for our sponsor is Room 156, 4F, Gate B, Shimao Tower, 92A Jianguo Lu, Chaoyang District, Beijing, China.
(3)	Such individual does not beneficially own any of our ordinary shares. However, such individual has a pecuniary interest in our ordinary shares through his ownership of shares of our sponsor.
(4)	Based on information contained in a Schedule 13G filed on April 8, 2025 Address or principal business office is 475 Steamboat Road, Greenwich, CT 06830.
(5)	Based on information contained in a Schedule 13G/A filed on August 13, 2025 Address or principal business office is 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan.
(6)	Based on information contained in the Schedule 13G filed on November 13, 2024. Address or principal business office is 599 Lexington Avenue, New York, NY 10022.
(7)	Based on information contained in the Schedule 13G filed on October 7, 2025. Address or principal business office is 183 Sully’s Trail, Pittsford, New York 14534.

Our initial shareholders have agreed, subject to applicable securities laws, (A) to vote any shares owned by them in favor of any proposed business combination, (B) not to redeem any Founder Shares or Private Shares in connection with a shareholder vote to approve a proposed initial business combination and (C) to waive liquidation rights with respect to their Founder Shares and Private Shares.

Our Sponsors and their controlling individuals and our executive officers are deemed to be our “promoters” as such term is defined under the federal securities laws.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 26 Broadway, Suite 934, New York, New York 10004, to inform us of the shareholder’s request; or

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at 26 Broadway, Suite 934, New York, New York 10004.

If you are a shareholder of the Company and would like to request documents, please do so by [●], 2026 in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

FLAG SHIP ACQUISITION CORPORATION (the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Proposal 1 - Extension Proposal

The Amended and Restated Memorandum and Articles of Association of Flag Ship Acquisition Corporation shall be amended by deleting Section 36.2 in its entirety and replacing it with the following:

“36.2 In the event that the Company does not consummate its initial Business Combination by June 20, 2026 (the “Deadline”), the Company may, but is not obliged to, extend the period of time to consummate the Business Combination up to twelve (12) additional times, each by a period of one month (the “Extension”), to June 20, 2027 (the “Termination Date”), provided that if the Company exercises one or more Extensions, the Sponsor, or its designee or assignee, shall deposit additional funds into the Trust Account in accordance with the terms as set out in the trust agreement governing the Trust Account. In the event that the Company does not consummate a Business Combination by the Termination Date, such failure shall trigger an automatic redemption of the Public Shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary (i) to cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares or distribute the Trust Account to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

Annex A-1

PROXY

FLAG SHIP ACQUISITION CORPORATION

A Cayman Islands Exempted Company

26 Broadway, Suite 934

New York, New York 10004

EXTRAORDINARY GENERAL MEETING

10:00 AM EASTERN TIME

[●], 2026

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

FLAG SHIP ACQUISITION CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON

[●], 2026

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [●], 2026, in connection with the extraordinary general meeting to be held at 10:00 a.m. Eastern Time, on [●], 2026, at 45 Broadway, 17th Floor, New York, NY 10006, and hereby appoints Matthew Chen, as proxy of the undersigned, with power of substitution, to vote all ordinary shares of Flag Ship Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the extraordinary general meeting of shareholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION PROPOSAL (PROPOSAL 1), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on [●], 2026: The notice of meeting and the accompany proxy statement are available at www.sec.gov.

Proposal 1 — Extension Proposal	FOR	AGAINST	ABSTAIN

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of Flag Ship Acquisition Corporation shall be amended by deleting Section 36.2 in its entirety and replacing it with the following:”

“36.2 In the event that the Company does not consummate its initial Business Combination by June 20, 2026 (the “Deadline”), the Company may, but is not obliged to, extend the period of time to consummate the Business Combination up to twelve (12) additional times, each by a period of one month (each, an “Extension”), to June 20, 2027 (the “Termination Date”), provided that if the Company exercises one or more Extensions, the Sponsor, or its designee or assignee, shall deposit additional funds into the Trust Account in accordance with the terms as set out in the trust agreement governing the Trust Account. In the event that the Company does not consummate a Business Combination by the Termination Date, such failure shall trigger an automatic redemption of the Public Shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary (i) to cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares or distribute the Trust Account to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
“RESOLVED, as an ordinary resolution, that, the adjournment of the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting, if necessary or appropriate, to permit further solicitation and vote of proxies to approve the Extension Proposal, be confirmed, ratified and approved in all respects.”	☐	☐	☐

Dated: ____________________, 2026

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE EXTRAORDINARY GENERAL MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.